Exhibit 10.2.1

FOIA CONFIDENTIAL

TREATMENT REQUESTED

AMENDMENT NO. 1 TO CREDIT AGREEMENT [HSH/AS B737-8001]

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 27, 2007 (this “Amendment”), is to the Credit Agreement, dated as of October 19, 2005 (the “Credit Agreement”), among (i) ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), (ii) EACH LOAN PARTICIPANT IDENTIFIED ON SCHEDULE I HERETO, and (iii) HSH NORDBANK AG NEW YORK BRANCH, as the Security Agent acting on behalf of the Loan Participants (the “Security Agent”).

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

Section 1 Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2 Amendments to Credit Agreement. This Amendment shall be effective as of March 30, 2007 (the “Amendment Effective Date”), provided that the conditions precedent in Section 3 has been satisfied to the satisfaction of the Loan Participants and the Security Agent. From the Amendment Effective Date, the Credit Agreement (and to the extent of an amendment to the definitions in Annex A to the Credit Agreement, Annex A to each other document between the parties) shall be amended as follows:

(a) Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower agrees to give the Security Agent at least five (5) Business Days’ prior written notice (the “Funding Notice”) of the Borrowing Date for each Advance, which Borrowing Date shall be a Business Day not later than the Commitment Termination Date and, in respect of an Advance, shall be either (i) the last Business Day of the calendar month in which the Borrower paid the Manufacturer in respect of such Advance, in accordance with the scheduled dates therefor set forth in Schedule III, or (ii) the last Business Day of any subsequent calendar month provided that the Aircraft the subject of such Advance is able to be the subject of a Drawing on such Business Day as contemplated in Schedule III and the Borrower has previously paid the Manufacturer in respect of such Advance, including its Cash Contribution. The Funding Notice shall specify any funding instructions and shall be in substantially the form of Exhibit A.”

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

(b) Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“In the event that any Drawing shall not be consummated in accordance with the terms hereof on the Borrowing Date specified in a Funding Notice, the Loan Participants and the Borrower shall cooperate with each other to arrange a mutually acceptable postponement of such date provided that such date may not be later than the last Business Day of the third month following the month in which the Advance to which the Drawing relates is scheduled to occur as set forth in Schedule III. (the “Delayed Borrowing Date”). In the event that the Drawing shall not be consummated in accordance with the terms hereof by 11 :00 a.m. (New York time) on the Delayed Borrowing Date or, if earlier, the date on which the Borrower notifies the Loan Participants that the Drawing will not occur, the Loan Participant may cancel or terminate any funding arrangements that they may have made to enable them to fund their Commitments and the Borrower shall pay to each Loan Participant on demand their Break Amount (as reasonably determined by such Loan Participants and certified to the Borrower). In consideration of making their funds available on the specified Borrowing Date, the Borrower shall compensate the Loan Participants for their net loss of earnings on such funds, by paying the Loan Participants interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to the Loan Participants’ cost of funds for the period from and including the specified Borrowing Date to but excluding the earlier of (x) the Business Day on which the Borrowing shall actually occur, (y) the Business Day on which the Borrower shall notify the Loan Participants that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to 10:00 a.m. (New York time) or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.”

(c) Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“On the Borrowing Date for each Drawing specified in a Funding Notice referred to in Section 2.2(a), subject to the terms and conditions of this Agreement, each Loan Participant, through or on behalf of the Security Agent, agrees to pay the amount of its Commitment for each such Advance directly to the Borrower by wiring such amounts to the account or accounts specified in such Funding Notice.”

(d) Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower agrees that the actual transfer of the proceeds of Drawings to the bank designated by the Borrower shall constitute conclusive evidence that the Drawings were made, and neither the failure of any Holder to endorse on the schedule attached to any Loan Certificate the amount of its Drawing, nor any failure of the bank designated by the Borrower to credit proceeds of a Drawing to the Borrower’s account maintained at such bank shall affect the Borrower’s obligations hereunder.”

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

(e) Section 4.2(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower shall have paid to the Manufacturer the Advance the subject of the Drawing, including its Cash Contribution.”

(f) Section 5.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The principal of the Drawings of each Series shall be due and payable in full upon the earlier of (i) the last Business Day of the month (being an Interest Payment Date) preceding the month in which Delivery Date of the Aircraft related to such Series shall occur, as notified by the Borrower to the Security Agent five (5) Business Days prior to such day, and (ii) the Final Repayment Date.”

(g) Section 5.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“On at least five Business Days prior written notice, the Borrower may prepay on the date specified in such notice of prepayment, in whole or in part, the Loan Certificates then outstanding at the principal amount thereof (or portion thereof to be repaid), and provided that any partial prepayment shall be in an aggregate original principal amount of at least $5,000,000 and in $500,000 multiples thereof, and the amount thereof shall be specified in such written notice. The Security Agent will give prompt notice of the Borrower’s intent to prepay to the Holders. As long as the Borrower is entitled to borrow against any such Aircraft hereunder, Borrower may re-borrow the amount prepaid as permitted in Section 2.2(a) hereof.”

(h) Section 9 of the Credit Agreement is hereby amended by adding a new Section (i) which provides:

“Manufacturer’s change of Month of Aircraft Delivery. In the event that the Manufacturer reschedules the Scheduled Delivery Date of an Aircraft so that it changes the month in which the Aircraft will be delivered to the Borrower, the Borrower shall promptly notify the Security Agent. If the Borrower so notifies the Security Agent, Schedule III may be amended by the agreement of all parties hereto to reflect the changed Scheduled Delivery Date of such Aircraft.”

(i) Schedule III to the Credit Agreement is hereby replaced with a new Schedule III in the form of Schedule II.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

(j) In Annex A, add a new definition of “Amendment Effective Date” in the appropriate alphabetical position as follows:

““Amendment Effective Date” means March 30, 2007, being the date of Amendment No. 1 to Credit Agreement [HSH/AS B737-800] among the Borrower, the Security Agent and each Loan Participant identified on Schedule 1 thereto.”

(k) In Annex A, the definition of “Borrowing Date” is hereby amended and restated in its entirety to read as follows:

““Borrowing Date” means (a) the Effective Date, and (b) a day on or before the Commitment Termination Date that is either (i) the last Business Day of a calendar month on which an Advance is payable in respect of an Aircraft under the Boeing Purchase Agreement as set forth in Schedule III to the Credit Agreement, or (ii) the last Business Day of a subsequent calendar month, as specified by the Borrower in accordance with Section 2.2(a), provided that the Aircraft the subject of such Advance is able to be the subject of a Drawing on such Business Day as contemplated in Schedule III.”

(l) In Annex A, the definition of “Commitment Fee” is hereby amended and restated in its entirety to read as follows:

““Commitment Fee” means a fee calculated monthly (but, for the avoidance of doubt, payable quarterly) by multiplying the Commitment Fee Percentage by the outstanding unutilized Maximum Commitment of each Loan Participant, as cancelled or reduced under Section 3.5 of the Credit Agreement.”

(m) In Annex A, add a new definition of “Commitment Fee Percentage” in the appropriate alphabetical position as follows:

““Commitment Fee Percentage” means, for the purposes of calculating the Commitment Fee:

(a) if 0% of the Maximum Borrowing Capacity is being utilized, 0.65% per annum;

(b) if more than 0% but equal to or less than 15% of the Maximum Borrowing Capacity is being utilized, 0.60% per annum;

(c) if more than 15% but equal to or less than 25% of the Maximum Borrowing Capacity is being utilized, 0.55% per annum;

(d) if more than 25% but equal to or less than 60% of the Maximum Borrowing Capacity is being utilized, 0.5% per annum; and

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

(e) if more than 60% of the Maximum Borrowing Capacity is being utilized, 0.42% per annum.”

(n) In Annex A, , the definition of “Commitment Termination Date” is hereby amended and restated in its entirety to read as follows:

““Commitment Termination Date” means the last Business Day of the calendar month of the last Advance specified in Schedule III to the Credit Agreement, however, if an Excusable Delay (as defined in the Boeing Purchase Agreement) occurs, or if any other delay occurs which does not result in a termination of either Purchase Agreement or an Event of Default hereunder, then the Commitment Termination Date may be a date not more than 90 days after such date, or as extended by agreement of all Loan Participants.”

(o) In Annex A, the definition of “Interest Payment Date” is hereby amended and restated in its entirety to read as follows:

““Interest Payment Date” means each Interest Payment Date occurring prior to the Amendment Effective Date, then April 1, 2007 and thereafter the last day of each month occurring after the Amendment Effective Date, provided that, if any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the immediately preceding Business Day (the last Business Day of the Month).”

(p) In Annex A, add a new definition of “Maximum Borrowing Capacity” in the appropriate alphabetical position as follows:

““Maximum Borrowing Capacity” means, in respect of any month, that part of the Maximum Commitment that can be utilized by the Borrower to fund deliveries, as specified in Schedule III to the Credit Agreement.”

Section 3 Condition Precedent. The effectiveness of this Amendment is subject to the receipt by the Security Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower as to the incumbency and specimen signature of the officer of the Borrower who shall have executed this Amendment on behalf of the Borrower on or about the date hereof, which shall be satisfactory to the Security Agent in form and substance.

Section 4 Scope and Effectiveness of Amendment.

(a) This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns from and after the Amendment Effective Date. This Amendment shall not have retroactive effect and the original provisions contained in the Credit Agreement shall apply up to the Amendment Effective Date.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

(b) On and after the Amendment Effective Date (i) this Amendment shall become a part of the Credit Agreement, and (ii) each reference in (x) the Credit Agreement to “this Agreement”, “hereof’ or “hereunder” or words of like import, and (y) any other Operative Document to the “Credit Agreement”, shall be a reference to the Credit Agreement, as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Credit Agreement, as amended prior to the date hereof, shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

(d) Each party hereto agrees and acknowledges that this Amendment constitutes an “Operative Document” under the Credit Agreement.

Section 5 Miscellaneous.

5.1 Notices. Section 10 of the Credit Agreement shall apply hereto as if set out in full in this Amendment.

5.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.3 Expenses. The Borrower agrees to pay the costs and expenses of the Security Agent and the Lenders, including reasonable fees and expenses of Vedder, Price, Kaufman & Kammholz, P.C. in connection with the negotiation, preparation, execution and delivery of this Amendment.

5.4 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) ‘This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

(b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(c) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 56(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

Section 6 Direction. The Lenders direct the Security Agent to execute this Amendment.

[Signatures Follow]

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALASKA AIRLINES, INC., Borrower

By:	[***]*
Name:	[***]*
Title:	[***]*

HSH NORDBANK AG NEW YORK BRANCH

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

LOAN PARTICIPANTS

HSH NORDBANK AG NEW YORK BRANCH

By:	[***]*
Name:	[***]*
Title:	[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

By:	[***]*
Name:	[***]*
Title:	[***]*

NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

DEKABANK DEUTSCHE GIROZENTRALE

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

RZB FINANCE LLC

By:	[***]*
Name:	[***]*
Title:	[***]*

[***]*
[***]*
[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

HYPO PUBLIC FINANCE USA, INC.

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

KAUPTHING BANK HF.

By:	[***]*
Name:	[***]*
Title:	[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

SCHEDULE I

LOAN PARTICIPANTS

HSH Nordbank AG New York Branch

Norddeutsche Landesbank Girozentrale

DekaBank Deutsche Girozentrale

RZB Finance LLC

Hypo Public Finance USA, Inc.

Kaupthing Bank hf.

[Amendment No. 1 to Credit Agreement HSH/AS B737-800]

SCHEDULE II

1) In regard to any amounts that exceed the aggregate Maximum Commitment of (a) US$172,000,000 at any time during the term of the Facility, the Lenders are not required to fund more than US$172,000,000 in total. The Borrower will be required to advance any difference in cash until the Facility decreases below the aggregate Maximum Commitment.

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.